UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C.20549 ______________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2009
GLOBAL CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-30303	84-1522846
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6040 Upshaw Ste. 105 Humble, Texas		77396
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 441-2538

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

This amendment to the registrant’s current report on Form 8-K further amends the content of the registrant’s current report on Form 8-K filed with the commission on May 12, 2009, as amended on September 29, 2011, to correct an error on the date of a director’s resignation (the “Amended 8-K”).

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

In the registrant’s Amended 8-K, the registrant reported that John G. Grob announced his resignation as President and a Director of the Company effective March 1, 2011.   The actual effective date of Mr. Grob’s resignation was March 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY, INC.

Date: September 30, 2011	By:	/s/ Kenneth S. Adessky
Kenneth S. Adessky
Chief Financial Officer